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                                                                    Exhibit 99.1


                                    EXHIBIT 1

         Pursuant to Rule 13d-1(k)(1)(iii) of Regulation 13D-G of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended, the undersigned agree that the statement to which this Exhibit is attached is filed on behalf of each of them in the capacities set forth below.



Dated:  November _____, 2001       MERCANTILE EQUITY PARTNERS III, L.P.,
                                   an Illinois limited partnership,
                                   its Managing Member


                                   By: Mercantile Equity Partners III, L.L.C.,
                                       an Illinois limited liability company,
                                       its General Partner


                                   By: /s/ I. Steven Edelson
                                      ----------------------------------------
                                      Name:  I. Steven Edelson
                                      Title: Managing Member


                                   MERCANTILE EQUITY PARTNERS III, L.L.C.,
                                   an Illinois limited liability company,
                                   its General Partner


                                   By: /s/ I. Steven Edelson
                                      ----------------------------------------
                                      Name: I. Steven Edelson
                                      Title: Managing Member


                                   MERCANTILE CAPITAL PARTNERS I, LP,
                                   an Illinois limited partnership


                                   By: Mercantile Capital Group, LLC,
                                       a Delaware limited liability company,
                                       its general partner


                                       By: Mercantile Capital Management Corp.,
                                           an Illinois corporation, its manager


                                           By: /s/ I. Steven Edelson
                                             -----------------------------------
                                             Name: I. Steven Edelson
                                             Title: President


                                   MERCANTILE CAPITAL GROUP, LLC,
                                   a Delaware limited liability company


                                   By: Mercantile Capital Management Corp.,
                                       an Illinois corporation, its manager


                                       By: /s/ I. Steven Edelson
                                          --------------------------------------
                                          Name:  I. Steven Edelson
                                          Title: President

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                                   MERCANTILE CAPITAL MANAGEMENT CORP.,
                                   an Illinois corporation, its manager


                                       By: /s/ I. Steven Edelson
                                          --------------------------------------
                                          Name:  I. Steven Edelson
                                          Title: President


                                   THE EDELSON FAMILY TRUST DATED
                                   SEPTEMBER 17, 1997


                                   By: /s/ I. Steven Edelson
                                      ------------------------------------------
                                      Name:  I. Steven Edelson
                                      Title: Trustee


                                   /s/ Michael A. Reinsdorf
                                   ---------------------------------------------
                                   MICHAEL A. REINSDORF, an Individual


                                   /s/ I. Steven Edelson
                                   ---------------------------------------------
                                   STEVEN EDELSON, an Individual


                                   /s/ Nathaniel C. A. Kramer
                                   ---------------------------------------------
                                   NATHANIEL C. A. KRAMER, an Individual




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